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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): NOVEMBER 6, 2002



                               GRANT PRIDECO, INC.
               (Exact name of registrant as specified in charter)


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
        DELAWARE                    001-15423                      76-0312499
(State of Incorporation)      (Commission File No.)     (I.R.S. Employer Identification No.)

       1330 POST OAK BLVD., SUITE 2700
              HOUSTON, TEXAS 77056                              77056
    (Address of Principal Executive Offices)                  (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (832) 681-8000



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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits.

99.1              Investor Presentation Information.

ITEM 9. REGULATION FD DISCLOSURE

         On November 7, 2002, management of Grant Prideco will be making a presentation to investors that contains information included on Exhibit 99.1 relating to the Company's pending acquisition of Reed-Hycalog.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            GRANT PRIDECO, INC.



Date: November 6, 2002                      /s/ Philip A. Choyce
                                                Philip A. Choyce
                                                Vice President and
                                                General Counsel


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                                  Exhibit Index

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
99.1              99.1     Investor Presentation Information.
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